Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 3 dated as of March 9, 2018 (this “Amendment”), to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 1, 2016 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among WILLIAM LYON HOMES, INC., a California corporation (the “Borrower”), WILLIAM LYON HOMES, a Delaware corporation (“Parent”), the lenders from time to time party thereto (the “Lenders”), and CREDIT SUISSE AG, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.

A. Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrower.

B. The Borrower has informed the Administrative Agent that it and the other Loan Parties intend to enter into the 364-Day Credit Facility referred to below, which facility is to be secured by an equal and ratable Lien on all the Collateral.

C. In connection therewith, the Borrower and Parent have requested, and the Required Lenders have agreed, to amend the Credit Agreement as provided herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings given them in the Credit Agreement.

SECTION 2. Amendment to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following new defined term in the appropriate alphabetical order therein:

“364-Day Credit Facility” means the 364-day credit facility to be made available to the Borrower (and to be guaranteed by the Guarantors), pursuant to which the Borrower may borrow up to $250,000,000 to finance, in part, its proposed acquisition of RSI Communities LLC.

(b) The definition of “Permitted Liens” in Section 1.1 of the Credit Agreement is hereby amended by deleting the word “and” immediately after clause (cc), replacing the period ending clause (dd) with “; and”, and adding a new clause (ee) to read as follows:

(ee) Liens on the Collateral to secure the obligations of the Loan Parties under the 364-Day Credit Facility, which Liens may rank equally and ratably with the Liens securing the Obligations, notwithstanding anything to the contrary set forth in this Agreement or the Guarantee and Pledge Agreement.

(c) Section 7.1(a) of the Credit Agreement is hereby amended and restated as follows:

“Maximum Leverage Ratio. As of the end of each fiscal quarter occurring during any period set forth below, permit the Leverage Ratio to exceed the percentage set forth below for such period:

Period	Maximum Leverage Ratio
June 30, 2016 through and including December 30, 2016	65%
December 31, 2016 through and including June 29, 2017	62.5%
June 30, 2017 through and including March 30, 2018	60%
March 31, 2018 through and including June 29, 2018	70%
June 30, 2018 through and including December 30, 2018	65%
December 31, 2018 and thereafter	60%

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, Parent and the Borrower represent and warrant to each of the Lenders and the Administrative Agent that, after giving effect to this Amendment, (a) the representations and warranties set forth in Section 4 of the Credit Agreement are true and correct in all material respects (except any representations and warranties which are qualified by materiality, which are correct and accurate in all respects) on and as of the Amendment No. 3 Effective Date (as defined below) as if made on and as of the Amendment No. 3 Effective Date, provided if any such representations and warranties are expressly made only as of a prior date, such representations and warranties are true and correct in all material respects (except any representations and warranties which are qualified by materiality are correct and accurate in all respects) as of such prior date; and (b) No Default or Event of Default shall have occurred and be continuing on the Amendment No. 3 Effective Date.

SECTION 4. Amendment Effectiveness. This Amendment shall become effective on the date (the “Amendment No. 3 Effective Date”) on which the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, Parent and the Required Lenders.

SECTION 5. Effect of Amendment. Except as expressly set forth herein,

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this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6. Acknowledgement and Consent. Each Loan Party hereby acknowledges that it has read this Amendment and consents to the terms hereof and further hereby affirms, confirms and agrees that (a) notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under each of the Loan Documents to which it is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects, in each case, as amended hereby; and (b) its guaranty of the Obligations, and the pledge of and/or grant of a security interest in its assets as Collateral to secure the Obligations, all as and to the extent provided in the Security Documents as originally executed, shall continue in full force and effect in respect of, and to secure, the Obligations as modified hereby.

SECTION 7. Authorization. The Required Lenders hereby authorize the Administrative Agent to enter into an intercreditor agreement, in form and substance reasonably satisfactory to the Administrative Agent, and to take all other actions as the Administrative Agent may deem necessary or appropriate, to provide for the equal and ratable treatment of the Liens securing the Obligations and the Liens securing the obligations under the 364-Day Credit Facility.

SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 9. Applicable Law. THIS AMENDMENT AND ALL CLAIMS AND CONTROVERSIES IN CONNECTION HEREWITH SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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SECTION 10. Submission to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined only in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Amendment or the other Loan Documents against the Borrower, Parent or their respective properties in the courts of any jurisdiction.

SECTION 11. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

WILLIAM LYON HOMES, INC.,

By:	/s/ Matthew R. Zaist
Name: Matthew R. Zaist
Title: President and Chief Executive Officer

By:	/s/ Colin T. Severn
Name: Colin T. Severn
Title: Senior Vice President and Chief Financial Officer

WILLIAM LYON HOMES,

By:	/s/ Matthew R. Zaist
Name: Matthew R. Zaist
Title: President and Chief Executive Officer

By:	/s/ Colin T. Severn
Name: Colin T. Severn
Title: Senior Vice President and Chief Financial Officer

[Signature Page to Amendment No. 3]

DUXFORD FINANCIAL, INC.
PH VENTURES-SAN JOSE
PH-LP VENTURES
PH-RIELLY VENTURES
PRESLEY CMR, INC.
SYCAMORE CC, INC.
WILLIAM LYON SOUTHWEST, INC.
PRESLEY HOMES
POLYGON WLH LLC, as Guarantors

	By:	/s/ Matthew R. Zaist
Name: Matthew R. Zaist
Title: President and Chief Executive Officer of William Lyon Homes, Inc.

CALIFORNIA EQUITY FUNDING, INC.
HSP INC., as a Guarantor

	By:	/s/ Matthew R. Zaist
Name: Matthew R. Zaist
Title: President and Chief Operating Officer

LYON WATERFRONT LLC
LYON EAST GARRISON COMPANY I, LLC
CIRCLE G AT THE CHURCH FARM NORTH
JOINT VENTURE, LLC
MOUNTAIN FALLS, LLC, as Guarantors

By:	WILLIAM LYON HOMES, INC., its Sole Member

	by	/s/ Matthew R. Zaist
Name: Matthew R. Zaist
Title: President and Chief Executive Officer

[Signature Page to Amendment No. 3]

WLH ENTERPRISES, as a Guarantor

By:	WILLIAM LYON HOMES, INC., its General Partner

	by	/s/ Matthew R. Zaist
		Name:	Matthew R. Zaist
		Title:	President and Chief Executive Officer

By: PRESLEY CMR, Inc., its General Partner

	by	/s/ Matthew R. Zaist
Name: Matthew R. Zaist
		Title:	President and Chief Operating Officer

MOUNTAIN FALLS GOLF COURSE, LLC as a Guarantor

By:	WLH ENTERPRISES

	By:	WILLIAM LYON HOMES, INC., its General Partner

		by	/s/ Matthew R. Zaist
			Name:	Matthew R. Zaist
			Title:	President and Chief Executive Officer

	By:	PRESLEY CMR, Inc., its General Partner

		by	/s/ Matthew R. Zaist
			Name:	Matthew R. Zaist
			Title:	President and Chief Operating Officer

[Signature Page to Amendment No. 3]

THE INDIRECT SUBSIDIARIES OF PARENT SET FORTH ON SCHEDULE I HERETO, as Guarantors

By:	POLYGON WLH LLC., its Sole Member

	by	/s/ Matthew R. Zaist
Name: Matthew R. Zaist
Title: President and Chief Executive Officer

[Signature Page to Amendment No. 3]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually and as Administrative Agent,

By:	/s/ William O’Daly
Name: William O’Daly
Title: Authorized Signatory

By:	/s/ Brady Bingham
Name: Brady Bingham
Title: Authorized Signatory

[Signature Page to Amendment No. 3]

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO
WILLIAM LYON HOMES, INC.
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
DATED AS OF JULY 1, 2016

Name of Lender: ZB, N.A. dba California Bank & Trust

By:	/s/ Stefanus Junus
Name: Stefanus Junus
Title: Senior Vice President

By:[2]
Name:
Title:

[2]	For any Lender requiring a second signature.

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO

WILLIAM LYON HOMES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF JULY 1, 2016

Name of Lender: CITIBANK, N.A.

By:	/s/ Michael Vondriska
Name: Michael Vondriska
Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO

WILLIAM LYON HOMES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF JULY 1, 2016

COMERICA BANK

By:	/s/ David Plattner
Name: David Plattner
Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO

WILLIAM LYON HOMES, INC.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF JULY 1, 2016

Name of Lender: JPMorgan Chase Bank, N.A.,

By:	/s/ Chiara Carter
Name: Chiara Carter
Title: Executive Director

By:[1]
Name:
Title:

[1]	For any Lender requiring a second signature.

SCHEDULE I

Indirect Subsidiaries

460 Central, L.L.C.

Baseline Woods SFD I, L.L.C.

Baseline Woods SFD II, L.L.C.

Baseline Woods West, L.L.C.

Bethany Creek Falls, L.L.C.

Brownstone at Issaquah Highlands, L.L.C.

Bryant Heights, L.L.C.

Bull Mountain Ridge, L.L.C.

Calais at Villebois, L.L.C.

Cascadian King Company, L.L.C.

Cascadian South L.L.C.

Cascara at Redmond Ridge, L.L.C.

Cedar Falls Way LLC

Cornelius Pass Townhomes, L.L.C.

Edgewater at Tualatin, L.L.C.

Grande Pointe at Villebois, L.L.C.

High Point III, L.L.C.

Highcroft at Sammamish, L.L.C.

Issaquah Highlands Investment Fund, L.L.C.

Les Bois at Villebois, L.L.C.

Mill Creek Terrace, L.L.C.

Murray & Weir SFD, L.L.C.

Orenco Woods SFD, L.L.C.

Peasley Canyon Homes, L.L.C.

PNW Cascadian Company, L.L.C.

Polygon at Brenchley Estates, L.L.C.

Polygon at Sunset Ridge, L.L.C.

Polygon at Villebois II, L.L.C.

Polygon at Villebois III, L.L.C.

Polygon at Villebois IV, L.L.C.

Polygon at Villebois V, L.L.C.

Polygon Northwest Company, L.L.C.

Polygon Paymaster, L.L.C.

Ridgeview Townhomes, L.L.C.

Riverfront MF, L.L.C.

Riverfront SF, L.L.C.

Silverlake Center, L.L.C.

Spanaway 230, L.L.C.

Sparrow Creek, L.L.C.

The Reserve at Maple Valley, L.L.C.

The Reserve at North Creek, L.L.C.

Twin Creeks at Cooper Mountain, L.L.C.

Viewridge at Issaquah Highlands, L.L.C.

W. R. Townhomes F, L.L.C.